Summary Prospectus

KFA Global Carbon ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KRBN

April 30, 2020, as amended July 30, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders, and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2020, as amended July 30, 2020, as each may be amended or supplemented from time to time, and recent reports to shareholders, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (if you hold your Fund shares directly with the Fund) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the Fund, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting the Fund at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, you can contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Fund shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, you can contact your financial intermediary. Your election to receive reports in paper will apply to all of the KraneShares Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

KFA Global Carbon ETF | Summary Prospectus

Investment Objective

The KFA Global Carbon ETF (the “Fund”) seeks to provide a total return that, before fees and expenses, exceeds that of the IHS Markit Global Carbon Index (the ‘‘Index’’) over a complete market cycle.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.79%

____________

*       Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**     Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations prior to the date of this prospectus, it does not have portfolio turnover information for the prior fiscal year to report.

Principal Investment Strategies

The Fund attempts to maintain exposure to carbon credit futures contracts (“carbon credit futures”) that are the same as or similar to those included in the Index and to exceed the performance of the Index through direct or indirect investment in debt instruments.

KFA Global Carbon ETF | Summary Prospectus

The Index is designed to track a portfolio of liquid carbon credit futures with “physical delivery” of emissions allowances issued under “cap and trade” programs. The Index includes only carbon credit futures maturing in December of the next one to two years and that have a minimum average monthly trading volume over the previous six months of at least $10 million. The Index weights eligible carbon credit futures based on their average monthly trading volume during the relevant six month period. No single carbon credit future (determined by expiry date) will receive an allocation of less than 5% or more than 60% at each Index rebalancing/reconstitution.

As of February 29, 2020, eligible components of the Index include futures contracts on emission allowances issued under the European Union Emissions Trading System, California Carbon Allowance and Regional Greenhouse Gas Initiative “cap and trade” programs. Weightings within the Index are subject to a 10% minimum weight per program and a 65% maximum weight to any one of the three following geographical regions: (1) Europe, the Middle East and Africa, (2) the Americas, and (3) the Asia-Pacific. As the global carbon credit market grows, additional carbon credit futures may enter the Index, and the Fund may invest in such additional carbon credit futures, provided that they have a minimum average monthly trading volume over the previous six months of at least $10 million.

The Fund will utilize a subsidiary (the “Subsidiary”) for purposes of investing in carbon credit futures. The Subsidiary is a corporation operating under Cayman Islands law that is wholly-owned and controlled by the Fund. The Subsidiary is advised by the Adviser. The Fund may invest up to 25% of its assets in the Subsidiary. The Subsidiary has the same investment objective as the Fund and will follow the same investment policies and restrictions as the Fund. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary, and references to the Fund include the Subsidiary.

What is “cap and trade”?

In a typical “cap and trade” program, a limit (or “cap”) is set by a regulator, such as a government entity or supranational organization, on the total amount of specific greenhouse gases (“GHG”), such as CO2, that regulated entities, such as manufacturers and energy producers, may emit. The regulator then typically issues or sells “emission allowances” to the regulated entities when they emit less GHG than permitted by the cap. The regulated entities may then buy and/or sell (“trade”) the emission allowances on the open market. The regulator may gradually reduce the cap on emission allowances, thereby increasing the value of such allowances and forcing the regulated entities to reduce their GHG emissions. The cap thus supports the value of the allowances and is intended to incentivize the regulated entities to reduce their GHG emissions. Commodity futures contracts linked to the value of such emission allowances are known as carbon credit futures.

Although the Fund seeks to maintain exposure to carbon credit futures that are the same as those included in the Index, the Fund and the Subsidiary will be actively managed and will not be required to replicate the performance of the Index. For example, while the Fund may hold carbon credit futures issued under the carbon credit programs included in the Index but which are not currently included in the Index solely because they have different maturity dates, or hold different weightings of carbon credit futures than the Index.

The Fund may also invest in other instruments to gain exposure to the Index, including futures contracts that are not carbon credit futures, options on futures contracts, swap contracts, other investment companies and exchange-traded notes. The debt instruments in which the Fund intends to invest include government securities and corporate or other non-government fixed-income securities with maturities of up to 12 months. The Fund may invest in debt instruments indirectly through

KFA Global Carbon ETF | Summary Prospectus

short-term bond funds and exchange-traded funds (“ETFs”). The Fund may also invest in cash and cash equivalents, including money market funds. Currently, the Fund expects to invest in ETFs to gain exposure to debt instruments.

The Commodities Futures Trading Commission (the “CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC-regulated futures and swaps above CFTC Rule 4.5 limits, it will be considered a “commodity pool” under the Commodity Exchange Act upon commencement of operations.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry (using the notional value of any futures in which it invests). As of the date of this prospectus, the Index was concentrated in carbon credit futures.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

Cap and Trade Risk. There is no assurance that cap and trade programs will continue to exist. Cap and trade may not prove to be an effective method of reduction in GHG emissions. As a result or due to other factors, cap and trade programs may be terminated or may not be renewed upon their expiration. New technologies may arise that may diminish or eliminate the need for cap and trade markets. Ultimately, the cost of emissions credits is determined by the cost of actually reducing emissions levels. If the price of credits becomes too high, it will be more economical for companies to develop or invest in green technologies, thereby suppressing the demand for credits and adversely affecting the price of the Fund.

Cap and trade programs set emission limits (i.e., the right to emit a certain quantity of GHG emissions), which can be allocated or auctioned to the parties regulated under the program up to the total emissions cap. This allocation may be larger or smaller than is needed for a stable price of credits and can lead to large price volatility, which could affect the value of the Fund. Depending upon the industries covered under each cap and trade mechanism represented in the Index, unpredictable demand for their products and services can affect the value of GHG emissions credits. For example, very mild winters or very cool summers can decrease demand for electric utilities and therefore require fewer carbon credits to offset reduced production and GHG emissions.

Regulatory Risk. The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund.

KFA Global Carbon ETF | Summary Prospectus

Regulatory risk related to changes in regulation and enforcement of cap and trade programs could also adversely affect market behavior. If fines or other penalties for non-compliance are not enforced, incentives to purchase GHG credits will deteriorate, which could result in a decline in the price of emissions credits and a drop in the value of the Fund. In addition, as cap and trade markets develop, new regulation with respect to these markets may arise, which could have a negative effect on the value and liquidity of the cap and trade markets and the Fund.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund will not receive all of the protections offered to shareholders of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Futures Strategy Risk. The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts include: (a) an imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of market prices, interest rates, currency exchange rates and other economic factors; and (e) if the Fund has insufficient cash, it may have to sell securities or financial instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or financial instruments at a loss.

As a futures contract the Fund owns approaches its settlement date, the Fund may sell that futures contract and reinvest the proceeds in a similar contract with a more distant settlement date. This process is referred to as “rolling” a futures contract. The successful use of such a strategy depends upon the Adviser’s skill and experience. Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may incur a cost to “roll” the contract. In a commodity futures market where current month expiring contracts trade at a lower price than next month’s contract, a situation referred to as “contango,” then, absent the impact of the overall movement in commodity prices, the Fund may experience an adverse impact because it would be selling less expensive contracts and buying more expense contracts. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, there could be a significant negative impact on the Fund when it “rolls” its futures contract positions.

KFA Global Carbon ETF | Summary Prospectus

Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

Commodity Pool Registration Risk. Under amended regulations promulgated by the CFTC, the Fund and the Subsidiary will be considered commodity pools upon commencement of operations, and therefore each will be subject to regulation under the Commodity Exchange Act and CFTC rules. Krane will register as a commodity pool operator and will manage the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Commodity pools are subject to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund and the Subsidiary. Additionally, positions in futures and other contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Geographic Focus Risk. The Fund’s investments will be focused in a particular country, countries, or region and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

European Union Risk. Recently, new concerns have emerged in regard to the economic and political stability of the European Union. These concerns have led to downward pressure on the earnings of certain European issuers and on European financial markets. Secessionist movements in various member countries to leave the European Union may have an adverse effect on the economies of those member countries and on the European Union as a whole. The economies of the European Union are dependent to a significant extent on those of certain key trading partners, including China, the United States, and other European countries. A reduction in spending on products and services exported from the European Union, or volatility in the financial markets of member countries, may have an adverse impact on the broader European Union economy and could adversely affect the Fund.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., default on its obligations). A downgrade or default on securities held by the Fund could adversely affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments generally go down; and when interest rates go down, the prices of most debt instruments generally go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. Interest rates have recently increased and may continue increasing, thereby heightening the risks associated with rising interest rates.

Foreign Investments Risk. Investments in non-U.S. instruments may involve risk of loss due to foreign currency fluctuations and political or economic instability. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors

KFA Global Carbon ETF | Summary Prospectus

could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. As of the date of this prospectus, the Index was concentrated in carbon credit futures. The prices and performance of carbon credit futures may be particularly affected by developments in the following sector:

Energy Sector Risk. Investments in, and/or exposure to, the energy sector, which includes energy commodities such as oil, gasoline, and carbon credits, may be highly volatile and can change quickly and unpredictably due to a number of factors, including the legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to changes in supply and demand.

The energy sector is typically cyclical and highly dependent upon commodities and energy prices. Issuers in this sector are usually subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these issuers’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities.

Currency Risk. The Fund’s assets will be invested in instruments denominated in foreign currencies and the income received by the Fund may be in foreign currencies. The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time the Fund wishes to enter into the transaction, or through forward, futures or options contracts to purchase or sell foreign currencies.

The Fund’s NAV is determined on the basis of the U.S. dollar. The Fund may therefore lose value if the local currency of a foreign investment depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance.

Non-Diversified Fund Risk. The Fund is non-diversified and may concentrate its investments to a greater extent than a diversified fund. Changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized

KFA Global Carbon ETF | Summary Prospectus

Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk. The Fund is new and does not yet have shares outstanding. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large, or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of investments held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

KFA Global Carbon ETF | Summary Prospectus

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

The Fund intends to treat its income from the Subsidiary as qualifying income. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the

KFA Global Carbon ETF | Summary Prospectus

extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as the investment adviser to the Fund. Climate Finance Partners LLC (“Sub-Adviser”) is expected to serve as the non-discretionary investment sub-adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception, which currently is expected to be in April 2020. Jonathan Shelon, Chief Operating Officer of the Adviser, supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since the Fund’s inception, which currently is expected to be in April 2020.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

KFA Global Carbon ETF | Summary Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.